Employee Benefits - Components of Net Periodic Benefit Cost and Changes in Plan Assets and Benefit Obligations Recognized in OCI (Detail) - Postretirement Benefit Plan [Member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan Disclosure [Line Items]
Service cost for benefits earned(1)	$ 568	$ 755	$ 718
Interest cost on projected benefit obligation(2)	2,265	2,460	2,710
Net amortization of deferrals(2)	(4,919)	(5,497)	(4,913)
Net periodic benefit cost	(2,086)	(2,282)	$ (1,485)
Net actuarial loss (gain)	3,941	(6,677)
Recognized actuarial loss	(1,132)	(1,506)
Prior service credit	0	14,862
Recognized prior service credit	6,051	7,003
Total (gain) loss recognized in OCI (before tax effects)	$ 8,860	$ (16,042)